Nationwide Variable Insurance Trust
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund

Supplement dated March 15, 2013
to the Prospectus dated April 30, 2012

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Multi-Manager Small Cap Growth Fund

1.           At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on March 14, 2013, the Board approved the termination of Waddell & Reed Investment Management Company (“WRIMCO”) as a subadviser to the NVIT Multi-Manager Small Cap Growth Fund (the “Fund”), and approved the appointment of Wellington Management Company, LLP (“Wellington Management”) to subadvise a portion of the Fund.  This change is anticipated to take effect on or before April 1, 2013 (the “Effective Date”).  OppenheimerFunds, Inc. (“Oppenheimer”) will continue to serve as a subadviser to the Fund.

2.           As of the Effective Date, the Prospectus, as it relates to the Fund, is amended as follows:

a.      The second paragraph under the heading “Principal Investment Strategies” on page 23 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund consists of two portions managed by different subadvisers.  NFA is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust), selects the Fund’s subadvisers and monitors their performance on an ongoing basis.  NFA has chosen the Fund’s current subadvisers because they approach investing in small-cap stocks in a different manner from each other. For example, as of the date of this Prospectus, one subadviser looks for companies with high growth potential based on fundamental analysis, while the other uses an investment process comprising a valuation framework.  In allocating assets among the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to increase the potential for investment return and, at the same time, reduce risk and volatility.

b.      The information under the heading “Subadvisers” on page 24 of the Prospectus is deleted in its entirety and replaced with the following:

OppenheimerFunds, Inc. (“Oppenheimer”)
Wellington Management Company, LLP (“Wellington Management”)

c.      The information under the heading “Portfolio Managers” on page 24 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Oppenheimer
Ronald J. Zibelli, Jr.	Vice President	Since 2008
Wellington Management
Mammen Chally, CFA	Vice President/Equity Portfolio Manager	Since 2013

d.      The second paragraph under the heading “Principal Investment Strategies” on page 45 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund consists of two portions managed by different subadvisers. NFA has selected OppenheimerFunds, Inc. and Wellington Management Company, LLP as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in small-cap securities in a different manner from each other.  In allocating assets among the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to increase the potential for investment return and, at the same time, reduce risk and volatility.

e.      The sixth and seventh paragraph under the heading “Principal Investment Strategies” on page 45 of the Prospectus is deleted in its entirety and replaced with the following:

WELLINGTON MANAGEMENT COMPANY, LLP (“WELLINGTON”) – offers a disciplined investment process comprising a valuation framework, derived from its belief that the quality and persistence of a company’s business often is not reflected in its current stock price.  Using a bottom-up approach to stock selection, Wellington employs fundamental research designed to systematically capture business improvements and identify attractive relative valuations.   The factors that Wellington evaluates include:

•	Revenue and margin drivers
•	Capital allocation discipline
•	Management track record
•	Secular versus cyclical opportunities
•	Valuation relative to growth
•	Growth persistence
•	Operating leverage; and
•	Cash generating potential.

Stocks considered for purchase must (i) demonstrate improving quality in the form of working capital intensity, return on assets, and cash generation potential, and (ii) exhibit strong fundamental momentum in the form of revenue and earnings surprise, analyst revisions and market trends.

Wellington generally sells stocks under the following circumstances:

•	The issuer no longer demonstrates improving quality or strong fundamental momentum;
•	The company’s fundamentals have changed leading to less confidence in the risk/reward assessment;
•	The stock has appreciated in value; or
•	More attractive opportunities are available.

f.      The fourth and fifth paragraphs on page 55 of the Prospectus under the heading “Fund Management – Subadvisers” are deleted in their entirety and replaced with the following:

WELLINGTON MANAGEMENT COMPANY, LLP (WELLINGTON MANAGEMENT “) is subadviser for portions of the NVIT Multi-Manager Large Cap Value Fund and the NVIT Multi-Manager Small Cap Growth Fund.  Wellington Management, a Massachusetts limited liability partnership, is located at 280 Congress Street, Boston, Massachusetts 02210.

g.      The second paragraph under the heading “Fund Management – Portfolio Management,” under the subheading “NVIT Multi-Manager Small Cap Growth Fund” on page 58 of the prospectus is deleted in its entirety and replaced with the following:

Wellington Management

Mammen Chally, CFA, is primarily responsible for the day-to-day management of the portion of the Fund managed by Wellington Management. Mr. Chally joined Wellington Management in 1994 and currently serves as Vice President and Equity Portfolio Manager.  Mr. Chally has a Bachelor’s degree from the Indian Institute of Technology and a Master’s degree in Business Administration from Northeastern University.

3.           Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Wellington Management.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE